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                                                                    EXHIBIT 10.3
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                         REGISTRATION RIGHTS AGREEMENT



                                  BY AND AMONG



                                 FORCENERGY INC



                                      AND



                           THE PERSONS LISTED ON THE
                             SIGNATURE PAGES HEREOF







                         Dated as of February 15, 2000




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                               TABLE OF CONTENTS

                                                                                                 PAGE
1.       Definitions...............................................................................1

2.       Demand Registration.......................................................................4

         2.1 Request for Registration..............................................................5

         2.2 Effective Registration................................................................5

         2.3 Selection of Underwriters.............................................................5

         2.4 Priority on Demand Registrations......................................................5

3.       Piggyback Registrations...................................................................6

         3.1 Holder Piggyback Registration.........................................................6

         3.2 Priority on Piggyback Registrations...................................................6

4.       Shelf Registration........................................................................7

         4.1 Shelf Request.........................................................................7

         4.2 Required Period.......................................................................7

5.       Company Standstill and Suspension Periods.................................................8

         5.1 Standstill Period.....................................................................8

         5.2 Suspension Period.....................................................................8

         5.3 Holder Standstill Period..............................................................9

6.       Registration Procedures...................................................................9

         6.1 Company Obligations...................................................................9

         6.2 Holder Obligations...................................................................13

7.       Indemnification..........................................................................13

         7.1 Indemnification by the Company.......................................................13

         7.2 Indemnification by the Holders.......................................................14

         7.3 Notice of Claims, Etc. ..............................................................14

         7.4 Contribution.........................................................................15

         7.5 Indemnification Payments.............................................................16

8.       Registration Expenses....................................................................16

9.       Rule 144.................................................................................16

10.      Limitations on Subsequent Registration Rights............................................17


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
11.      Miscellaneous............................................................................18

         11.1 Notice Generally....................................................................18

         11.2 Successors and Assigns..............................................................18

         11.3 Amendments..........................................................................19

         11.4 Severability........................................................................19

         11.5 Headings............................................................................19

         11.6 Governing Law.......................................................................19

         11.7 Counterparts........................................................................19

         11.8 Entire Agreement....................................................................19

         11.9 Specific Performance................................................................19


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                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT ("this Agreement"), dated as of February 15, 2000, by and among Forcenergy Inc, a Delaware corporation (the "Company"), and each of the other persons or entities signatory hereto.

                             W I T N E S S E T H :

                  WHEREAS, the First Amended Disclosure Statement and Joint Plan of Reorganization, dated as of October 26, 1999, as modified (the "Plan") was confirmed on January 19, 2000 by order of the United States Bankruptcy Court for the Eastern District of Louisiana in Case No. 99-11391 "A";

                  WHEREAS, pursuant to the Plan, the Company will issue to the Holders Common Stock, par value $0.01, in partial exchange for their claims against the Company;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

         All capitalized terms used but not defined in this Agreement have the respective meanings assigned to such terms in the Plan. As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

         "Action" has the meaning assigned to such term in Section 7.3.

         "Affiliate" has the meaning assigned to such term in Rule 144(a)(1) of the Securities Act.

         "Agreement" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

         "Confirmation Date" means the Effective Date of the Plan as confirmed.


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         "Commission" means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

         "Company" has the meaning assigned to such term in the introductory paragraph to this Agreement.

         "Company Standstill Period" has the meaning assigned to such term in
Section 5.1.

         "Demand Registration" has the meaning assigned to such term in Section 2.1.

         "Demand Request" has the meaning assigned to such term in Section 2.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

         "Inspectors" has the meaning assigned to such term in Section 6.1(k).

         "Joining Holder" has the meaning assigned to such term in Section 2.2.

         "Holder" means (i) each person or entity signatory hereto or any other person or entity which owns 5% or greater of the Company's then outstanding Common Stock, provided, however, that at such time as any Holder shall cease to own at least 1% of the Company's then outstanding Common Stock such person or entity shall cease to be a "Holder" for purposes hereof, or (ii) with respect to and for the purpose of covering only shares of Common Stock issuable upon the exercise of Subscription Warrants (as defined in the Plan), the Standby Purchasers (as defined in the Plan).

         "Holder Shelf Offering" has the meaning assigned to such term in
Section 4.2(b).

         "Loss" has the meaning assigned to such term in Section 7.1.

         "Material Adverse Effect" has the meaning assigned to such term in
Section 2.5.

         "Material Disclosure Event" means, as of any date of determination, any pending or imminent event relating to the Company, which, in the determination of the Board of Directors of the Company upon advice of counsel (i) requires disclosure of material, non-public information relating to such event in any registration statement so that such registration statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at that time (e.g., on Form 8-K or Form 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business, financial condition or prospects of the Company.


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         "Permitted Assignee" means any (i) Affiliate of any Holder or (ii) any person or entity that acquires, in a single transaction from any Holder, at least 10% of the Company's then-outstanding shares of Common Stock, such percentage to be calculated immediately after such acquisition.

         "Piggyback Registration" has the meaning assigned to such term in
Section 3.1(a).

         "Piggyback Sale" has the meaning assigned to such term in Section
3.1(a).

         "Plan" has the meaning assigned to such term in the recitals to this Agreement.

         "Records" has the meaning assigned to such term in Section 6.1(k).

         The terms "register," "registered" and "registration" means a registration effected by preparing and filing with the Commission a registration statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such registration statement under the Securities Act.

         "Registrable Securities" means the shares of Common Stock issued to the Holders pursuant to the Plan; provided, however, that as to any Registrable Securities, such securities shall cease to constitute "Registrable Securities" for purposes of this Agreement if and when (i) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement or (ii) such securities are no longer outstanding or (iii) such securities are distributed in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (iv) such securities may be distributed to the public free from any restrictions imposed by Rule 144 and without the requirement of the filing of a registration statement covering such securities.

         "Requesting Holder" has the meaning assigned to such term in Section
2.1.

         "Required Filing Date" has the meaning assigned to such term in Section 2.1.

         "Required Period" has the meaning assigned to such term in Section 4.2(a).

         "Road Show" has the meaning assigned to such term in Section 6.1(j).

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.


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         "Shelf Filing Deadline" has the meaning assigned to such term in
Section 4.1.

         "Shelf Registration Statement" has the meaning assigned to such term in
Section 4.1.

         "Shelf Request" has the meaning assigned to such term in Section 4.1.

         "Suspension Period" has the meaning assigned to such term in Section
5.2.

         "Suspension Notice" has the meaning assigned to such term in Section
5.2.

2. DEMAND REGISTRATION.

         2.1 Request for Registration. Subject to the provisions contained in this Section 2.1, beginning on the date 120 days after the Confirmation Date, any Holder or Holders may request (each, a "Requesting Holder") in writing (a "Demand Request") that the Company effect the registration under the Securities Act of that number of shares of Registrable Securities requested and owned by the Requesting Holder(s) (a "Demand Registration"); provided, however, the shares of Registrable Securities to be included in such Demand Registration comprise the greater of 2,000,000 shares (subject to adjustment for any stock split or stock dividend) or 5% of the outstanding Common Stock on such date; provided, further, that the Company will in no event be required to effect more than two Demand Registrations for the Holders in total in any 12-month period; and provided, further, that upon the later of (i) such time as no Holder owns at least 1% of the Company's then outstanding Common Stock and (ii) termination of the Required Period (defined below), the Company will in no event be required to effect more than one Demand Registration for the Holders in total in any 12-month period. Upon receipt of a Demand Request, the Company will cause to be included in a registration statement on an appropriate form under the Securities Act, filed with the Commission within 90 days after receiving a Demand Request (the "Required Filing Date"), such Registrable Securities as may be requested by such Requesting Holders in their Demand Request together with any other Registrable Securities as requested by Joining Holders joining in such request pursuant to Section 2.2. The Company shall use its reasonable best efforts to cause any such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 150 days following the date of the Demand Request.

             (a) If at any time the Company proposes to register shares of Common Stock for the account of the Requesting Holders pursuant to Section 2.1 then (i) the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date). Upon the written request of any Holder, received by the Company no later than the 10th business day after receipt by such Holder of the notice sent by the Company (each such Holder a "Joining Holder"), to register, on the same terms and


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conditions as the securities otherwise being sold pursuant to such Demand
Registration, any of its Registrable Securities, the Company will use its best efforts to cause the Registrable Securities to be included in the securities to be covered by the registration statement proposed to be filed by the Company on the same terms and conditions as any similar securities included therein, all to the extent requisite to permit the sale or other disposition by each Holder of the Registrable Securities so registered.

         2.2 Effective Registration. A registration will not count as a Demand Registration until it has become effective (except with respect to any Requesting Holder that withdraws all of its Registrable Securities for such registration and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration on behalf of that Requesting Holder unless the Requesting Holder pays all reasonable expenses actually incurred by the Company in connection with such withdrawn registration); provided, however, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration.

         2.3 Selection of Underwriters. Unless the Requesting Holders otherwise elect, all Demand Registrations will be underwritten offerings. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, the Company shall select an investment banking firm or firms of national standing to manage the underwritten offering, subject to the consent of the Requesting Holders of a majority of the Registrable Securities for such registration; provided, however, if a majority of the Registrable Securities of the Requesting Holders are made by Lehman Brothers, Inc. or its Affiliates, then the Company shall select Lehman Brothers, Inc. or its Affiliates to manage the underwritten offering.

         2.4 Priority on Demand Registrations. No securities to be sold for the account of any person or entity (including the Company) other than Requesting Holders or Joining Holders shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event that the managing underwriter or underwriters shall advise the Requesting Holders that even after exclusion of all securities of the other persons or entities pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large to cause a Material Adverse Effect, the number of shares to be included in such Demand Registration shall be allocated among all Holders pro rata based on the ratio the number of shares each such Holder requests be included bears to the total number of shares of all Holders that have been requested be included in such registration.


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3. PIGGYBACK REGISTRATIONS.

         3.1 Holder Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any securities for the Company's own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) then (i) the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than (A) 20 days after the receipt of a Demand Request pursuant to Section 2.1 hereof, or (B) 20 days before the anticipated filing date in the case of any other registration). Upon the written request of any Holder, received by the Company no later than the 10th business day after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of its Registrable Securities (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company on the same terms and conditions as any similar securities included therein, all to the extent requisite to permit the sale or other disposition by each Holder of such Registrable Securities so registered; provided, however, that, notwithstanding the foregoing, the Company may at any time in its sole discretion, or at the request of Holders holding a majority of the Registrable Securities included in a Demand Registration without the consent of any other Holder, delay or abandon the proposed offering in which any Holder had requested to participate or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or other governmental approvals, registrations or qualifications.

         3.2 Priority on Piggyback Registrations. If the Registrable Securities requested to be included in a registration statement by any Holder pursuant to
Section 3.1 differ from the type of securities proposed to be registered by the Company and the managing underwriter advises the Company that due to such differences the inclusion of such Registrable Securities would cause a Material Adverse Effect, then (i) the number of such Holder's or Holders' Registrable Securities to be included in the registration statement shall be reduced to an amount which, in the judgment of the managing underwriter, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the judgment of the managing underwriter, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such registration statement provided no other securities of such type are included and offered for the account of any other person or entity in such registration statement. Any partial reduction in the number of Registrable Securities to be included in the registration statement pursuant to


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clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's Registrable Securities bears to the total number of Registrable Securities requested to be included in such registration statement by all Holders who have requested that their securities be included in such registration statement. If the Registrable Securities requested to be included in the registration statement pursuant to Section 3.1 are of the same type as the securities being registered by the Company and the managing underwriter advises the Company that the inclusion of such Registrable Securities would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested be registered equal to the ratio which such Holder's requested securities bears to the total number of shares of Registrable Securities requested to be included in such registration statement by all Holders who have requested that their securities be included in such registration statement.

4. SHELF REGISTRATION.

         4.1 Shelf Request. Any Holder may request in writing (a "Shelf Request") that the Company file a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") relating to the Holder's Registrable Securities beginning on the earlier of (i) the date on which the Company is a registrant entitled to use Form S-3 or any successor thereto to register shares of Common Stock and (ii) April 1, 2001; provided, however, that the shares of Registrable Securities to be included in such Shelf Registration Statement comprise the greater of 2,000,000 shares (subject to adjustment for any stock split or stock dividend) or 5% of the outstanding Common Stock on such date. Upon receipt of such request, the Company will, on or before 90 days after such request (the "Shelf Filing Deadline"), file such Shelf Registration Statement. The Company shall use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 150 days following the date of the Shelf Request.

         4.2 Required Period and Shelf Registration Procedures.

                  (a) The Company shall (i) cause the Shelf Registration Statement to include a resale prospectus intended to permit each Holder to sell, at such Holder's election, all or part of the Registrable Securities held by such Holder without restriction and (ii) use its reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective (subject to any Suspension Periods referred to below) for a period (the "Required Period") ending on the earlier of (1) the date which is three years after the date the Shelf Registration Statement is declared effective plus the aggregate number of days in all Suspension Periods and (2) the first date on which the securities covered by the Shelf Registration Statement no longer constitute Registrable Securities owned by a Holder,


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and (iii) use its best efforts to cause the resale prospectus to be supplemented by any required prospectus supplement.

                  (b) During the period of effectiveness of the Shelf Registration Statement, any Holder shall be entitled to sell all or part of the Registrable Securities registered on behalf of such Holder pursuant to the Shelf Registration Statement ("Holder Shelf Offering").

                  (c) Any Holder may, by written notice to the Company, request that the Company take any reasonable steps necessary to assist and cooperate with such Holder to facilitate a Holder Shelf Offering, subject to the provisions hereof. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

5. STANDSTILL AND SUSPENSION PERIODS.

         5.1 Company Standstill Period. Except for distribution of Common Stock pursuant to the Plan, without the prior written consent of the lead managing underwriter in a Holder Shelf Offering during the Required Period the Company agrees not to effect any public sale or distribution of any securities the same as or similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for any Company securities the same as or similar to the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer of another entity, or registrations on Form S-8 or any successor form relating solely to securities offered pursuant to any benefit plan), during the 14-day period prior to and through the period (i) beginning on the commencement of the public distribution of Registrable Securities pursuant to the Shelf Registration Statement in an underwritten offering by or on behalf of any Holder to the extent timely notified in writing by the selling Holders or the underwriters managing such distribution and (ii) ending on the first to occur of (A) the 90th day after such commencement and (B) the end of such distribution (the "Company Standstill Period"), including that portion of such period following an underwritten distribution commenced during the Company Standstill Period that does not coincide with the Company Standstill Period.

         5.2 Suspension Period. The Company may, by notice in writing to each Holder, suspend the Demand Registration rights of the Holder and/or require the Holders to suspend use of any resale prospectus included in the Shelf Registration Statement for any period determined by the Company if there shall occur a Material Disclosure Event (such period, a "Suspension Period"). Notwithstanding the foregoing, no Suspension Period shall exceed 30 days in any one instance and, when combined with any other such Suspension Periods, 90 days in any 12-month period; provided, however, that each day during any Suspension Period shall only be counted


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once in determining the aggregate number of days in such Suspension Period notwithstanding the occurrence of multiple concurrent deferrals; and, provided, further, if the Company deems it necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Section 4.1 hereof as a result of any Shelf Request or other information provided by a Holder for inclusion in the prospectus included in the Shelf Registration Statement, then such period of time from the date of filing such post-effective amendment until the date on which the Shelf Registration Statement is declared effective by the commission shall not be treated as a Suspension Period. Each Holder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a "Suspension Notice"), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution pursuant to Rule 144 until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder's receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice.

         5.3 Holder Standstill Period. Without the prior written consent of the Company or the lead managing underwriter prior to the closing, or the prior written consent of the lead managing underwriter of the offering thereafter, no Holder shall effect any disposition of Registrable Securities under the Shelf Registration Statement or any public sale or distribution pursuant to Rule 144 (except in accordance with Section 3.1) during the 14-day period prior to, and through the period (i) beginning on the commencement of the public distribution of securities of the Company the same as or similar to the Registrable Securities, or any securities convertible into or exchangeable or exercisable for any Company securities the same as or similar to the Registrable Securities in an underwritten offering by or on behalf of the Company or any other Holder to the extent timely notified in writing (prior to such Holder giving any Demand Request) by the Company, the Selling Holders or the underwriters managing such distribution and (ii) ending on the first to occur of (A) the 90th day after such commencement and (B) the end of such distribution.

6. REGISTRATION PROCEDURES.

         6.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it will:

                  (a) provide the Holders with a reasonable opportunity to review and comment on any registration statement to be filed pursuant to this Agreement prior to the filing thereof


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with the Commission, and shall make all changes thereto as any Holder may request in writing to the extent such changes are required, in the judgment of the Company, by the Securities Act;

                  (b) cause any such registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (c) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment thereto (in each case including all exhibits thereto), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such registration statement or prospectus, as the Holders reasonably may request;

                  (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such securities or "blue sky" laws of the states of the United States as the Holders reasonably shall request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) immediately notify the Holders, at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the registration statement or supplementing of the prospectus, and, at the request of the Holders, prepare and furnish to the Holders a reasonable number of copies of a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated


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therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such registration statement, each Holder agrees that it will not sell any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company's notice that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

                  (f) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (g) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; it being hereby agreed that the Holders shall furnish to the Company such information regarding the Holders and the plan and method of distribution of Registrable Securities intended by the Holders as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith;

                  (h) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing,
(i) when a prospectus, prospectus supplement or post-effective amendment related to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (i) use reasonable commercial efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (j) enter into customary agreements (including underwriting agreements in customary form, which shall include "lock-up" obligations as may be requested by the managing underwriters, not to exceed 90 days in duration, but excluding shares that may be issued pursuant to benefit plans or in connection with mergers or acquisitions) and take such other actions (including using its reasonable efforts to make such domestic road show presentations (it being agreed that such presentations by officers of the Company in excess of an aggregate of fourteen days in duration during any 12-month period for all Demand and Shelf Registrations under this Agreement shall be unreasonable) and otherwise engaging in such reasonable marketing support in connection with any underwritten offering, including without limitation the obligation to make its executive officers available for such purpose if so requested by the selling Holder (a "Road Show")) as are reasonably requested by any selling Holder in order to expedite or facilitate the sale of any registrable securities covered by a registration statement pursuant to an underwritten offering in accordance herewith;

                  (k) make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Holder, underwriter or Inspectors unless (A) the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a registration statement, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or
(C) such Records or information otherwise become generally available to the public other than through disclosure by such Holder, underwriter or Inspector in breach hereof or by any person in breach of any other confidentiality arrangement; and

                  (l) use its best efforts to furnish to each Holder and to each managing underwriter, if any, a signed counterpart, addressed to such Holder or such underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants pursuant to SAS 72, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as such Holder or the managing underwriter reasonably requests.

         6.2 Holder Obligations. Each Holder agrees that:

                  (a) information obtained by it or by its Inspectors shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public; and

                  (b) it will use all reasonable efforts, prior to making any disclosure allowed by Section 6.1(k)(iii)(A) or (B), to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement or ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or otherwise required by law. Such Holder further agrees that it will, upon learning that disclosure of such Records or information is sought by a court or governmental authority or otherwise required by law, give notice to the Company and allow the Company, at the expense of the Company, to undertake appropriate action to prevent disclosure of the Records or information deemed confidential.

7. INDEMNIFICATION.

         7.1 Indemnification by the Company. The Company shall indemnify and hold harmless (i) each Holder and its Affiliates, with respect to any registration statement filed pursuant to this Agreement, (ii) any underwriter or selling agent selected by the Holders with respect to such Registrable Securities and (iii) each person who controls the Holder or Affiliate thereof, including directors and officers of each Holder, and any underwriter or selling agent, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses (each a "Loss" and collectively "Losses"), joint or several, to which the Holder or any such persons may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in an effective registration statement in which such Registrable Securities were included for registration under the Securities Act, any preliminary prospectus if used prior to the effective date of the registration statement (unless such statement is corrected in the final prospectus and the Company shall have furnished a sufficient number of copies thereof to the Holder in a manner and at a time sufficient to permit delivery of the same to prospective purchasers concurrently with or prior to the sale of the related Registrable Securities), final prospectus (as supplemented, if the Company shall have filed with the Commission any supplement thereto) if used during the period in which the Company is required to keep the registration statement to which such prospectus relates current and otherwise in compliance with Section 10(a) of the Securities Act or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no obligation to provide any indemnification hereunder if any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or final prospectus, as the case may be, in reliance upon and in conformity with written information furnished to the Company by the Holder or on the Holder's behalf specifically for inclusion in such registration statement. The indemnity provided in this Section 7.1 shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such other persons and shall survive the transfer of the Registrable Securities by the Holder or any such other persons.

         7.2 Indemnification by the Holders. Each Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section
7.1 hereof) the Company, each director and officer of the Company and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any untrue statement in or omission from any registration statement filed by the Company pursuant to this Agreement, any preliminary prospectus or any final prospectus included in such registration statement, or any amendment or supplement to such registration statement or prospectus, as the case may be, of a material fact if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its representatives by the Holder or such other persons, if any, who control the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or on the Holder's behalf, specifically for inclusion in such registration statement, preliminary prospectus or final prospectus, as the case may be; provided, a Holder's aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriter's discount but before deducting expenses) received by the Holder from the sale of the securities effected pursuant to such registration.

         7.3 Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding (an "Action") involving a claim referred to in Sections 7.1 and 7.2 hereof, such indemnified party shall, if indemnification is sought against an indemnifying party, give written notice to the indemnifying party of the commencement of such Action; provided, however, that the failure of any indemnified party to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.1 or 7.2 hereof, except to the extent that the indemnifying party is actually and materially prejudiced by such failure. In case an Action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such Action, within a reasonable time after notice of the commencement thereof or (iii) such indemnified party reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of one counsel (or firm of counsel) for the indemnified party shall be borne by the indemnifying party. Anything in this Section 7.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent in the case of an action exclusively seeking monetary relief shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there be a final judgment adverse to the indemnified party, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the unconditional release of the indemnified party from all liability in respect of such claim or litigation.

         7.4 Contribution. If the indemnification provided for in this Article 7 is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent any untrue statement or omission giving rise to such indemnification obligation. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         7.5 Indemnification Payments. Periodic payments of amounts required to be paid pursuant to this Article 7 shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

8. REGISTRATION EXPENSES.

         In connection with any offerings pursuant to a registration statement hereunder, the Company will pay (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or Blue Sky Laws (including reasonable fees and disbursements of counsel in connection with Blue Sky Laws qualifications of the Registrable Securities), (iii) printing expenses,
(iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters but excluding costs associated with special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. including fees and expenses of any "qualified independent underwriter" in connection with an underwritten offering, and (viii) reasonable fees and expenses of not more than one counsel for the Holders (not to exceed $50,000). In connection with any offerings pursuant to a registration statement, the selling Holders will pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Holder in connection with an underwritten offering; (ii) costs of any special audits in connection with an underwritten offering pursuant to a Demand Registration Request or Shelf Registration Request; and (iii) any out-of-pocket expenses of such Holder including any fees and expenses of counsel to such Holder.

9. RULE 144.

         The Company shall at all times comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, upon such Holder's compliance with the applicable provisions of Rule 144, will take such action as may be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.

10. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.

         Prior to the expiration of all registration rights granted hereunder, the Company will not, without the prior written consent of each Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder or prospective holder registration rights with respect to securities of the Company other than piggyback registration rights that do not interfere with, or cause the Company to be unable to perform, the registration rights granted herein.

11. MISCELLANEOUS.

         11.1 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed, if to any Holder, at the address of such Holder as set forth on the signature pages hereto; and if to the Company, at

                           Forcenergy Inc
                           2730 SW 3rd Avenue
                           Suite 800
                           Miami, Florida 33129-2356
                           Attention:  President
                           Telecopy Number:  (305) 856-4300

                           With a copy to:

                           Andrews & Kurth L.L.P.
                           600 Travis, Suite 4200
                           Houston, Texas 77002
                           Attention:  David C. Buck
                           Telecopy Number:  (713) 220-4285

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

         11.2 Successors and Assigns. This Agreement may not be assigned by any Holder (except that this Agreement may be assigned by any Holder to a Permitted Assignee, whereupon such Permitted Assignee shall be deemed to be an Holder for all purposes of this Agreement). This Agreement shall be binding on all successors to the Company and the Holders.

         11.3 Amendments. This Agreement may be amended or modified only by a written agreement signed by each party hereto.

         11.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         11.5 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

         11.6 Governing Law. This Agreement shall be governed exclusively by, construed and enforced in accordance with, the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

         11.7 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         11.8 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

         11.9 Specific Performance. The parties hereto acknowledge and agree that they would not have adequate remedies at law and would be irreparably harmed if any of the provisions of this Agreement were not performed by the parties hereto in accordance with the specific terms hereof or were otherwise breached, and that, in such case, it would be impossible to measure in money the damages to such parties. It is accordingly agreed that the parties hereto shall be entitled to injunctive relief or the enforcement of other equitable remedies, without bond or other security, to compel performance and to prevent breaches of this Agreement and specifically to enforce the terms and provisions hereof, in addition to any other remedy to which they may be entitled, at law or in equity.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and delivered as of the date first above written.
                                            FORCENERGY INC


                                            By: /s/ STIG WENNERSTORM
                                               ---------------------------------
                                                Name: Stig Wennerstrom
                                                Title: President

[Remainder of Page Intentionally Left Blank - additional signature pages of Holders to follow]

                                            The Anschutz Corporation
                                            By: /s/ Craig Slater
                                                ------------------------------
                                                Name: Craig Slater
                                                Title: Vice President
                                                Address: 555 17th Street,
                                                         Suite 2400
                                                         Denver, CO 80202


                                            Lehman Brothers, Inc.
                                            By: /s/ J. Robert Chambers
                                                ------------------------------
                                                Name: J. Robert Chambers
                                                Title: Senior Vice President
                                                Address: 600 Travis St.,
                                                         Suite 7330
                                                         Houston, TX 77002


                                            Oaktree Capital Management, LLC,
                                                as general partner or investment
                                                manager of the funds and
                                                accounts set forth on Schedule I
                                                hereto



                                            By: /s/ Bruce Karsm
                                                ------------------------------
                                                Name: Bruce Karsm
                                                Title: President
                                                Address: 333 South Grand Avenue
                                                         LA, CA 90071

                                            By: /s/ Stephen Kaplan
                                                ------------------------------
                                                Name: Stephen Kaplan
                                                Title: Principal
                                                Address: 333 South Grand Avenue
                                                         LA, CA 90071

SCHEDULE I

Oaktree Capital management, LLC is acting as general partner or investment manager of the following funds and accounts:

OCM Principal Opportunities Fund, L.P.
OCM Opportunities Fund II, L.P.
Columbia/ HCA Master Retirement Trust